AMENDMENT NO. 2 TO

INVESTMENT MANAGEMENT SERVICES AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT SERVICES AGREEMENT, dated as of March 14, 2012 (this “Amendment”), by and among Columbia Management Investment Advisers, LLC (the “Investment Manager”), a Minnesota limited liability company, and Columbia Funds Series Trust I (the “Registrant”), a Massachusetts business trust, on behalf of its underlying series listed in Schedule A to the Investment Management Services Agreement, dated as of May 1, 2010, as amended from time to time (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

WHEREAS, the parties wish to modify Schedule A to add new series of the Registrant and to restate the fee rates currently in effect;

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENT

1.1	Schedule A. Effective as of the date hereof, Schedule A to the Agreement shall be replaced with Schedule A hereto.

SECTION 2. MISCELLANEOUS.

2.1.	Execution in Counterparts. This Amendment may be executed by the parties hereto in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

2.2.	Governing Law. This Amendment shall be governed by the internal laws, and not by the laws regarding conflicts of laws, of the Commonwealth of Massachusetts. Each party hereby submits to the exclusive jurisdiction of the courts of such state, and waives any objection to venue with respect to actions brought in such courts.

2.3.	Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

2.4.	Notice. This Amendment is executed by an officer of the Registrant, as an officer and not individually, and the obligations of this Amendment with respect to the Funds shall be binding upon the assets and properties of the Funds only and shall not be binding upon any of the trustees, officers, employees, agents or shareholders of the Funds individually.

(Signature Page Follows)

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	Chief Financial Officer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ J. Kevin Connaughton
Name:	J. Kevin Connaughton
Title:	Managing Director

Schedule A

Effective as of March 14, 2012,

Fund	Assets (in Millions)	Rate of Fee(1)
Active Portfolios Multi-Manager Alternative Strategies Fund(2)	$0 - $500	1.020%
	>$500 - $1,000	0.975%
	>$1,000 - $3,000	0.950%
	>$3,000 - $6,000	0.930%
	>$6,000	0.900%

Active Portfolios Multi-Manager Core Plus Bond Fund	$0 - $1,000	0.430%
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Active Portfolios Multi-Manager Small Cap Equity Fund	$0 - $250	0.900%
	>$250 - $500	0.850%
	>$500	0.800%

Columbia Active Portfolios – Select Large Cap Growth Fund	$0 - $500	0.710%
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Balanced Fund	$0 - $500	0.660%
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Bond Fund	$0 - $1,000	0.430%
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia California Tax-Exempt Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Connecticut Intermediate Municipal Bond Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)

Columbia Connecticut Tax-Exempt Fund	$0 - $500	0.400%
	$500 - $1,000	0.350%
	$1,000 - $3,000	0.320%
	$3,000 - $6,000	0.290%
	$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Contrarian Core Fund	$0 - $500	0.710%
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Corporate Income Fund	$0 - $1,000	0.430%
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Dividend Income Fund	$0 - $500	0.660%
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Emerging Markets Fund	$0 - $750	1.270%
	>$750 - $1,000	1.125%
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	>$3,000 - $6,000	0.710%
	>$6,000	0.660%

Fund	Assets (in Millions)	Rate of Fee(1)

Columbia Energy and Natural Resources Fund	$0 - $1,000	0.690%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Greater China Fund	$0 - $1,000	0.870%
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.760%
	>$3,000 - $6,000	0.720%
	>$6,000	0.680%

Columbia High Yield Municipal Fund	$0 - $1,000	0.470%
	>$1,000 - $2,000	0.445%
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.395%
	>$6,000 - $7,500	0.370%
	>$7,500 - $10,000	0.360%
	>$10,000 - $15,000	0.350%
	>$15,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia High Yield Opportunity Fund	$0 - $250	0.590%
	>$250 - $500	0.575%
	>$500 - $750	0.570%
	>$750 - $1,000	0.560%
	>$1,000 - $2,000	0.550%
	>$2,000 - $3,000	0.540%
	>$3,000 - $6,000	0.515%
	>$6,000 - $7,500	0.490%
	>$7,500 - $9,000	0.475%
	>$9,000 - $10,000	0.450%
	>$10,000 - $15,000	0.435%
	>$15,000 - $20,000	0.425%
	>$20,000 - $24,000	0.400%
	>$24,000 - $50,000	0.385%
	>$50,000	0.360%

Fund	Assets (in Millions)	Rate of Fee(1)

Columbia Intermediate Bond Fund	$0 - $1,000	0.430%
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Intermediate Municipal Bond Fund	$0 - $1,000	0.410%
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia International Bond Fund	$0 - $1,000	0.570%
	>$1,000 - $2,000	0.525%
	>$2,000 - $3,000	0.520%
	>$3,000 - $6,000	0.515%
	>$6,000 - $7,500	0.510%
	>$7,500 - $12,000	0.500%
	>$12,000 - $20,000	0.490%
	>$20,000 - $50,000	0.480%
	>$50,000	0.470%

Fund	Assets (in Millions)	Rate of Fee(1)

Columbia Large Cap Growth Fund	$0 - $500	0.710%
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Massachusetts Intermediate Municipal Bond Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Massachusetts Tax-Exempt Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Mid Cap Growth Fund	$0 - $500	0.760%
	>$500 - $1,000	0.715%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia New York Intermediate Municipal Bond Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)

Columbia New York Tax-Exempt Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Oregon Intermediate Municipal Bond Fund	$0 - $500	0.400%
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Pacific/Asia Fund	$0 - $1,000	0.870%
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	>$3,000 - $6,000	0.710%
	>$6,000	0.660%

Columbia Real Estate Equity Fund	$0 - $1,000	0.690%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia Select Large Cap Growth Fund	$0 - $500	0.710%
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Select Small Cap Fund	$0 - $500	0.790%
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Small Cap Core Fund	$0 - $500	0.790%
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Small Cap Growth Fund I	$0 - $500	0.790%
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Small Cap Value Fund I	$0 - $500	0.790%
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Strategic Income Fund	$0 - $500	0.530%
	>$500 - $1,000	0.525%
	>$1,000 - $2,000	0.515%
	>$2,000 - $3,000	0.495%
	>$3,000 - $6,000	0.480%
	>$6,000 - $7,500	0.455%
	>$7,500 - $9,000	0.440%
	>$9,000 - $10,000	0.431%
	>$10,000 - $15,000	0.419%
	>$15,000 - $20,000	0.409%
	>$20,000 - $24,000	0.393%
	>$24,000 - $50,000	0.374%
	>$50,000	0.353%

Columbia Strategic Investor Fund	$0 - $500	0.710%
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Tax-Exempt Fund	$0 - $1,000	0.410%
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia Technology Fund	$0 - $500	0.870%
	>$500 - $1,000	0.820%
	>$1,000	0.770%

Columbia U.S. Treasury Index Fund	All Assets	0.100%

Columbia Value and Restructuring Fund	$0 - $7,000	0.690%
	>$7,000 - $8,000	0.650%
	>$8,000 - $10,000	0.610%
	>$10,000	0.540%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.
(2)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any investment management service fees paid to the Administrator by any Subsidiaries under separate investment management services agreements with the Subsidiaries.